UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2014

ZALICUS INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Third Floor
Cambridge, MA 02142
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 301-7000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 3, 2014, Mr. Jason Cole, Executive Vice President, Corporate Development and General Counsel, provided notice to Zalicus Inc. (the "Company") of his intention to resign from the Company effective as of March 5, 2014 to pursue a new career opportunity.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zalicus Inc.
	By:	/s/ Justin Renz
Name: Justin Renz
Title: Executive Vice President, Chief Financial Officer & Treasurer

Dated: February 7, 2014